Press Release
FOR IMMEDIATE RELEASE

Contacts: Kevin M. O’Connor
President and CEO
or
Howard H. Nolan
Senior Executive Vice President & CFO

(631) 537-8639

BRIDGE BANCORP, INC.
CONSIDERS PARTICIPATION IN CAPITAL PURCHASE PROGRAM

Files Preliminary Proxy Statement to Authorize Preferred Shares

(Bridgehampton, NY – November 3, 2008) Bridge Bancorp, Inc. (NASDAQ: BDGE), the parent company of The Bridgehampton National Bank, announced today that it is considering participation in the Capital Purchase Program, (the “CPP”) recently announced by the United States Treasury Department (“Treasury”). Under the CPP, qualified U.S. banking organizations, whose applications to participate are approved, would sell preferred stock and grant warrants to issue common stock to the Treasury.  The Company filed a preliminary proxy statement with the Securities and Exchange Commission announcing a special meeting of the shareholders of Bridge Bancorp for the purpose of approving an amendment to the Certificate of Incorporation authorizing the issuance of preferred shares.

“To participate in the CPP, an institution is required to have authorization to issue preferred shares and this special shareholders meeting is necessary for approval of this authorization. This proxy statement filing and request for shareholder approval provides the flexibility to consider participation in this program,” commented Kevin O’Connor, President and CEO.

The CPP is part of the larger federal initiative, The Economic Stabilization Act of 2008, (“the Act”) which includes programs expanding FDIC insurance coverage, allowing Treasury to directly purchase assets from financial institutions, guaranteeing bank debt and other policy initiatives designed to stabilize financial markets.

The Company’s Board of Directors is still assessing the merits of the various government initiatives and has not yet made final determinations on certain aspects of the Act. The Bank will continue to participate in the expanded FDIC insurance program, effectively insuring all non-interest bearing deposits, regardless of balance, through December 31, 2009, as provided by the Act. This supplements the recently enacted temporary extension of FDIC insurance for all deposits up to $250,000.
Through the CPP, access to new capital at attractive terms has been offered to strong financial institutions to promote lending and support growth initiatives. The events of the past year and difficulties experienced by many financial intermediaries have provided  opportunities for well managed community banks to grow banking relationships, increasing both loans and deposits. The availability of additional capital for our Company could help support customer loan and deposit growth and provide opportunities for greater expansion. This capital could also provide support in the event of an extended economic downturn.

“We recognize our responsibility to judiciously consider these programs and identify opportunities benefiting our shareholders, customers and the greater communities we serve.  Like other strong community banks, we are considering participation in the CPP. However, we are concerned that there is the perception that this is a bailout. It is not. We are being asked to take part because we are profitable and “well-capitalized,” and view this capital as enhancing our ability to grow. We continue to record strong financial results as evidenced by our third quarter 2008 earnings and are optimistic about our prospects for future performance.  We are carefully reviewing the risks and regulations that may be attached to our participation. We may not participate if recent dialogue regarding explicit lending requirements or additional dividend restrictions is not clarified. These restrictions along with other requirements, if enacted, could negatively impact our Company creating risks for our shareholders. The CPP was intended to strengthen the banking system fostering additional private investment. Unless these goals are clarified and are in the best interest of our shareholders and community we will not participate in the CPP,” commented Mr. O’Connor.

The Board has set November 6, 2008, as the record date for shareholders entitled to notice of, and to vote at, the special meeting to be held on December 16, 2008 at 11 a. m. at the Bank’s Main Office headquarters in Bridgehampton, New York .

Bridge Bancorp will furnish shareholders with definitive proxy material in connection with the Special Shareholders Meeting.  Shareholders are urged to read the definitive proxy statement when it is available because it will contain important information, including certain information about the Company’s directors and executive officers.   You will be able to obtain a free copy of the definitive proxy statement at the web site of the Securities and Exchange Commission (http://www.sec.gov).

About Bridge Bancorp, Inc.
Bridge Bancorp, Inc. is a one bank holding company engaged in commercial banking and financial services through its wholly owned subsidiary, The Bridgehampton National Bank.  Established in 1910, the Bank, with assets of approximately $750 million, and a primary market area of the North and South Forks of Eastern Long Island, extending westward into Riverhead Town, operates 14 retail branch locations. Through this network and electronic delivery channels, it provides deposit and loan products and financial services to local businesses, consumers and municipalities. Title insurance services are offered through the Bank’s wholly owned subsidiary, Bridge Abstract.

The Bridgehampton National Bank continues a rich tradition of involvement in the community by supporting programs and initiatives that promote local business, the environment, education, healthcare, social services and the arts.

This report may contain statements relating to the future results of the Company (including certain projections and business trends) that are considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 (the “PSLRA”).  Such forward-looking statements, in addition to historical information, which involve risk and uncertainties, are based on the beliefs, assumptions and expectations of management of the Company.  Words such as “expects, “ “believes,”  “should,” “plans,” “anticipates,” “will,” “potential,” “could,” “intend,” “may,” “outlook,” “predict,” “project,” “would,” “estimated,” “assumes,” “likely,” and variation of such similar expressions are intended to identify such forward-looking statements.  Examples of forward-looking statements include, but are not limited to, possible or assumed estimates with respect to the financial condition, expected or anticipated revenue, and results of operations and business of the Company, including earnings growth; revenue growth in retail banking lending and other areas; origination volume in the Company’s consumer, commercial and other lending businesses; current and future capital management programs; non-interest income levels, including fees from the abstract subsidiary and banking services as well as product sales; tangible capital generation; market share; expense levels; and other business operations and strategies.  For this presentation, the Company claims the protection of the safe harbor for forward-looking statements contained in the PSLRA.

Factors that could cause future results to vary from current management expectations include, but are not limited to, changing economic  conditions; legislative and regulatory changes, including increases in FDIC insurance rates; monetary and fiscal policies of the federal government; changes in tax policies; rates and regulations of federal, state and local tax authorities; changes in interest rates; deposit flows; the cost of funds; demands for loan products; demand for financial services; competition; changes in the quality and composition of the Bank’s loan in investment portfolios; changes in management’s business strategies; changes in accounting principles, policies or guidelines, changes in real estate values and other factors discussed elsewhere in this report, and in other reports filed by the Company with the Securities and Exchange Commission.   The forward-looking statements are made as of the date of this report, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.